Exhibit 99.1

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 STERLING Financial Corporation Annual Meeting of Shareholders April 22, 2008 Ticker: STSA SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE San Francisco, CA March 2-4, 2009 STERLING Financial Corporation

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Safe Harbor Statement In the course of our presentation, executives and other key employees of the company may discuss matters that are deemed to be forwardlooking statements(1) under the law. While we always try to do our best to give accurate and balanced presentations of the company’s business and prospects, actual results may differ from management's view. Additional information about risks of the company achieving results suggested by any forward-looking statements may be found under the headings “ Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K, as updated periodically in the company’s filings with the Securities and Exchange Commission. (1) The Reform Act defines the term “forward-looking statements” to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by “meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements.” 2

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Investment Overview Leading regional community bank in the West Capital position Asset quality Earnings power Franchise value Management depth/breadth $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2004 2005 2006 2007 2008 Revenue ($ in millions) 3

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Financial Highlights December 31, 2008   Tangible book value per common share of $11.41   Risk-based capital ratio of 13.0%   Record deposits of $8.35 billion, up 9%   Total assets of $12.79 billion   Loans receivable of $8.81 billion   Strong liquidity   Total capital of $1.14 billion   Cash and investments of $2.96 billion   Available additional liquidity in excess of $3.2 billion 4

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 U.S. Government Initiatives Capital Purchase Program – Raised $303 million on 12/5/2008 – Senior preferred shares with 5% cumulative dividend – Warrant to purchase 6.4 million shares of STSA at $7.06 per share FDIC-insurance limit raised to $250,000 per depositor FDIC Transaction Account Guarantee Program Debt Guarantee Program 5

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 STERLING Financial Corporation The Sterling Family Commercial bank and residential mortgage unit 6

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Leader in Regional Community Banking 179 Hometown Helpful depository branches 216 total service locations in 7 western states 2,481 employees Geographic Footprint Well positioned along major corridors 7

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Golf Savings Bank Management Heidi Stanley SSB’s Chairman and CEO Leadership Next-generation management 8 SSB Executive Team

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Economic Outlook Pacific Northwest economy relatively strong Regions Puget Sound Portland/Vancouver Spokane Santa Rosa/Sonoma Bend Sacramento/Roseville Boise Salt Lake City Southern California Personal Income New Job Creation Population Growth Median Home Prices Housing Permits Housing Inventory Employment ECONOMIC OUTLOOK 9

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 10 Total Assets Loan growth is both organic and acquisitive 2.9 4.3 4.9 7.0 8.9 9.0 1.1 2.2 2.1 1.9 2.0 2.8 0.3 0.5 0.5 0.9 1.1 0.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2003 2004 2005 2006 2007 2008 Other Securities Loans Compound Annual Loan Growth: 25% ($ in billions) $4.3 billion $6.9 billion $7.6 billion $9.8 billion $12.1 billion $12.8 billion

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 11 Loan Portfolio Mix Diversified and balanced Commercial Banking $2,532 million 28% Residential Real Estate, $867 million, 10% Commercial Real Estate $1,843 million 20% Residential Construction $1,456 million 16% Commercial Construction $1,079 million 12% Consumer $1,249 million 14% December 31, 2008 Total: $9.0 Billion YTD Yield 6.14%

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Loan Originations Construction is declining 12 285 276 135 199 199 498 388 444 517 602 602 517 819 899 1,154 996 996 542 400 461 831 1,492 1,492 1,465 1,026 1,802 2,335 2,192 2,192 602 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2004 2005 2006 2007 Dec-07 Dec-08 Commercial real estate Consumer Commercial banking Residential real estate Construction ($ in millions) $2,918 $3,881 $4,971 $5,480 $5,480 $3,623 12 Months

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Capital and Liquidity Well capitalized and solid liquidity 13 Dec 31, Sept 30, 2008 2008 Cash and investments (mils) 2,955 $ 2,407 $ Regulatory capital ratios (SFC) Tier 1 leverage (to average assets) 9.2% 8.0% Tier 1 (to risk-weighted assets) 11.7% 9.7% Total (to risk-weighted assets) 13.0% 11.0% Additional borrowing capacity (mils) FHLB, Fed and other $3,230 $ 3,100

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Capital Funding Sources Primary source – deposits 14 FHLB $1,727 million 14% Repo & Fed Funds $1,163 million 9% Borrowings $248 million 2% Equity $1,141 million 9% Transaction Accounts $1,346 million 16% MMDA $2,113 million 25% Time Deposits $4,891 million 59% Deposits $8,350 million 66% Funding Sources Total: $12.6 Billion % of Total Deposits

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 15 Net Interest Income Higher loan volumes $355.4 $359.6 $0 $50 $100 $150 $200 $250 $300 $350 $400 2004 2005 2006 2007 Dec-07 Dec-08 Tax Equivalent Net Interest 3.34% 3.30% 3.33% 3.42% 3.42% 3.08% Margin ($ in millions) 12 Months

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Fees and Service Charges Diversified streams 16 $56.0 $59.9 $0 $10 $20 $30 $40 $50 $60 $70 2004 2005 2006 2007 Dec-07 Dec-08 ($ in millions) 12 Months

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Operating Efficiency Systemic process improvements 17 2.33% 2.41% 2.45% 2.53% 2.26% 2.52% 2.17% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% 2.60% 2004 2005 2006 2007 2008 Dec-07 Dec-08 Noninterest Expense/Average Assets ($ in millions) Fourth Quarter

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 18 Non-Performing Assets Weighted to residential construction portfolio Loan Stratification of NPAs Dec 31, Sept 30, June 30, March 31, 2008 2008 2008 2008 Residential Construction 67.2% 72.5% 79.5% 75.7% Commercial Construction 11.6% 4.1% 4.0% 4.2% Multifamily Construction 0.6% 0.9% 0.0% 0.0% Commercial 10.1% 10.3% 9.6% 14.1% Residential 7.5% 8.1% 3.3% 1.7% Commercial Real Estate 1.3% 2.0% 1.6% 2.1% Consumer 0.9% 1.2% 1.3% 1.3% Multifamily Real Estate 0.8% 0.9% 0.7% 0.9% Total Gross NPAs ($ in mils) $610.6 $436.7 $303.4 $223.1

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Residential Construction Geographic distribution of loan commitments 12/31/08 $1.956 Billion down $419 million from September 30, 2008 “Other” category includes Vancouver, Nevada, Montana, Arizona, other Oregon, other Idaho and other Washington. 19 Puget Sound $845 million 43% Other $295 million 15% Portland $384 million 20% S. California $159 million 8% Boise $92 million 5% N. California $81 million 4% Bend $63 million 3% Utah $36 million 2%

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 20 Residential Construction NPAs The 80-20 rule ($ in millions) Amt % of Gross Amt % of Gross Amt % of Gross Residential construction (by location) Portland 117.4 $ 19% 92.6 $ 21% 46.1 $ 15% Puget Sound 73.9 12% 38.1 9% 31.0 10% S. California 67.8 11% 32.3 7% 40.1 13% Utah 29.6 5% 38.1 9% 36.2 12% Boise 23.4 4% 41.0 9% 34.9 12% Bend 22.1 4% 22.8 5% 19.7 6% Vancouver 14.5 2% 19.7 5% 19.9 7% Other 61.7 10% 32.2 7% 13.0 4% Total residential construction 410.4 67% 316.8 72% 240.9 79% Commercial construction (a) 74.5 12% 21.6 5% 12.3 4% Other loan categories 125.7 21% 98.3 23% 50.2 17% Total gross NPAs 610.6 $ 100% 436.7 $ 100% 303.4 $ 100% Specific reserves (19.5) (37.6) (40.6) Total net NPAs 591.1 $ 399.1 $ 262.8 $ (a) Includes multi-family construction. NON-PERFORMING ASSET ANALYSIS 9/30/2008 6/30/2008 12/31/2008

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Resolving Non-Performing Assets Time, money and management Restoring to accrual status Short sale of loans Restructuring of loan Sale of notes Foreclosure and sale of property 21

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Results of Operations (Dollars in thousands) 22 Year-End 2008 Income Statement ($) Provision for loan losses $333,597 Goodwill impairment charge $223,765 Net income, GAAP ($336,742) Earnings per share, GAAP ($6.51) Net income, core ($113,128) Earnings per share, core ($2.19) Capital/Equity Ratios (%) Leverage ratio 9.20% Tier 1 capital ratio 11.70% Total risk-based capital ratio 13.00% Capital Reserves ($) Well-capitalized excess/(deficit) - 10% RBC $294,600 Allowance in excess of capital limit - 10% RBC $105,000 Well-capitalized excess/(deficit) - 11% RBC $198,100 Allowance in excess of capital limit - 11% RBC $105,000 Est. Loan-Loss Absorption ($) Absorption amount @ 36% tax rate - 10% RBC $565,313 Absorption amount @ 36% tax rate - 11% RBC $414,531

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Provision Reflects Confluence of Changes One-time adjustment MODIFIED REPORTED REPORTED REPORTED (in thousands, unaudited) Dec 31, Dec 31, Sept 30, Dec 31, 2008 2008 2008 2007 NON-PERFORMING LOANS: Past 90 days due 0 $ 0 $ 0 $ 0 $ Nonaccrual loans 184,178 474,172 380,599 123,790 Nonaccrual loans @ fair value 289,994 Restructured loans 56,618 56,618 1,153 350 Total non-performing loans 530,790 530,790 381,752 124,140 ALLOWANCE FOR LOAN LOSS: 208,365 $ 208,365 $ 177,307 $ 111,026 $ Loan loss allowance to total loans 2.31% 2.31% 1.92% 1.23% Loan loss allowance to non-performing loans 86.5% 39.3% 46.4% 89.4% 23

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Core Pretax Income Pre-Provision, Pre-Charge 24 (Dollars in thousands) 2007 2008 Pretax income 138,213 $ (411,432) $ Provision for credit losses 25,088 333,597 Real estate owned charge-off (72) 19,787 Goodwill impairment - 223,765 Core pretax income 163,229 $ 165,717 $

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Earnings Power 25 (Dollars in thousands, except per share amounts) * Percentage represents the percent of average earning assets for net interest income, and the percent of average assets for all other categories. Core earnings exclude charge for goodwill impairment and other items. Interest earning assets Deposits Capital Net interest income $ 359,552 3.04% $ 415,000 3.50% Provision $ (333,597) -2.63% $ (30,000) -0.24% Total non-interest income $ 72,108 0.57% $ 115,000 0.90% Total non-interest expense $ (285,730) -2.26% $ (305,000) -2.34% Pretax income $ (187,667) -1.48% $ 195,000 1.49% Income taxes $ 75,898 $ (64,000) Net income, core $ (111,769) -0.88% $ 131,000 1.00% Preferred dividend $ (1,208) $ (15,150) Net avail. to common $ (113,128) -0.89% $ 115,850 0.78% Earnings per share, core $ (2.19) $ 2.15 Increase/Mix Remain Well Capitalized YTD Actual 31-Dec-08 Longer-Term Strategic Targets * Loans/Investments

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 $12.8 billion regional community bank Expanding geographic footprint Growth strategy Solid regional economics Strong management Strong credit culture Investment Summary Franchise value 26

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Appendix Slides General Economic Conditions in Major Markets 27

Puget Sound General Economic Conditions

- Microsoft projects as many as 5,000 layoffs; 1,400 jobs are expected to be cut immediately and the remainder will be cut over the next 18 months. Microsoft also plans to eliminate merit-based pay raises, cut travel costs, delay parts of a planned campus expansion, and reduce the use of contractors. The PC market is expected to be the same or weaker in first-half 2009.
- The Case-Shiller Home Price Index shows that Seattle prices were down 11.2% year over year through November, versus an 18.2% decline in the 20-city composite.
- Boeing announced that it plans to cut 10,000 workers in 2009. This includes 4,500 previously announced layoffs in the commercial plane division which will occur primarily at the manufacturing hub in the Puget Sound. The new cuts will come from support services, corporate functions, and the defense division.

	Dec. Unemp. Rate	Dec. Year over Year Job Growth		Median Home Price
Puget Sound	**6.3%**	**200**	**0%**	**$350 K**
Washington	7.1%	-38,100	1.3%	$291 K
US	7.2%	-2.6 MM	-2.0%	$201 K



Housing Inventory
(months)
8.0
7.0
7.3
9.0
9.6
10.9
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08

SANDLER O'NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009
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Portland/Vancouver General Economic Conditions

- Intel, the world's largest maker of computer chip processors, announced that it expects to close five older plants that employ as many as 6,000 workers. A plant in Oregon is on the list to be closed. Some workers affected will be offered positions elsewhere in the company, but no estimates have been released indicating how many workers this may be.
- The Case-Shiller Home Price Index shows that Portland prices were down 11.5% year over year through November, versus an 18.2% decline in the 20-city composite.
- The Oregon Office of Economic Analysis expects the Portland area to continue to lose jobs through the third quarter of 2009. Job losses are expected in all sectors with only government, education, and health services showing any gains during the year.

	Dec. Unemp. Rate	Dec. Year over Year Job Growth		Median Home Price
Portland/ Vancouver	**8.1%**	**-18,200**	**-1.7%**	**$279 K**
Oregon	9.0%	-45,400	-2.6%	$234 K*
US	6.8%	-2.6 MM	-2.0%	$201K

* Average median for Eugene, Salem and Portland MSAs.


Housing Inventory
(months)
8.6
8.5
9.1
9.2
10.4
11.5
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08

SANDLER O'NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009
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STERLING
Financial Corporation

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 Boise unemployment outpaced the state in December. The primary driver of the unemployment rate is the faltering high tech sector, led by layoffs at Micron and Hewlett-Packard. Also, MPC Computers, which employed over 500 people in Nampa, went out of business in December. Hewlett-Packard has announced that it expects to cut 24,000 jobs over the next three years as part of a worldwide restructuring. In December, the average number of days on the market was 91 days, up from an average of 64 days a year ago. Boise ranks 217 of 292 metros nationally in home price appreciation with home prices down 5.7% year over year, and down 3.3% quarter over quarter. Through December, housing permits were down 41.3% on a year-over-year basis. The primary driver of this decline was an 88.4% decline in multi-family permits from 3,781 permits in 2007 to 440 permits in 2008. 30 Boise General Economic Conditions Dec. Unemp. Rate Dec. Year over Year Job Growth Median Home Price Boise 7.1% -11,700 -4.2% $187 K Idaho 6.4% -28,500 -4.3% $179 K US 6.8% -2.6 MM -2.0% $201 K 13.0 11.9 10.9 11.5 12.0 14.3 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Housing Inventory (months)

Bend General Economic Conditions

- Central Oregon will receive roughly $6.8 MM from funds approved by the Oregon Senate for construction and maintenance projects previously deferred by the state due to a lack of funding.
- Bend ranks 241 out of 292 in home price appreciation with a home prices down 10.0% year over year. Through December, new housing permits declined 57.7% year over year, compared to Oregon permits which declined 43.9% year over year.
- Two of every three dwellings in Bend is a second home. According to the Deschutes County Assessor's Office, second homes make up 36% of the appraised value of single family dwellings. When it comes to condos, second homes make up 80% of the appraised value. With the downturn in the economy the market for second homes has all but disappeared.

	Dec. Unemp. Rate	Dec. Year over Year Job Growth		Median Home Price
Bend	**11.3%**	**0**	**0.0%**	**$279 K**
Oregon	9.0%	-45,400	-2.6%	$234 K*
US	6.8%	-2.6 MM	-2.0%	$201 K

* Average median for Eugene, Salem and Portland MSAs.

Housing Inventory

(months)



10.6
13.8
16.1
13.7
14.1
17.5
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

SANDLER O'NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009

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STERLING Financial Corporation

SANDLER O’NEILL WEST COAST FINANCIAL SERVICES CONFERENCE — MARCH 2-4, 2009 32 Sacramento General Economic Conditions Retail vacancy is expected to trend upward in 2009 as national tenants such as Mervyn’s, Linens n Things, Circuit City, Office Depot, Starbucks, and KB Toys, among others, close their doors in 2009, some due to bankruptcy filings and others due to nation-wide downsizing. 46 stores operated by bankrupt Mervyn’s will become Kohl’s department stores or Forever 21 apparel stores pending approval of the court overseeing the bankruptcy proceedings. Construction accounted for 31% of the total year over year job losses, with 7,000 jobs lost. Many commercial construction projects are on hold until the residential market begins to flourish again. Sacramento ranks 277 out of 292 metros nationally in home price appreciation with home prices down 22.5% on a year-over-year basis, and down 9.4% quarter over quarter. Dec. Unemp Rate Dec. Year over Year Job Growth Median Home Price Sacramento / Roseville 8.7% -23,400 -2.6% $212 K California 9.3% -257,400 -1.7% $314 K US 6.8% -2.6 MM -2.0% $201 K 13.3 10.2 7.1 6.6 5.8 6.7 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Housing Inventory (months)